Borrowings	12 Months Ended
Apr. 03, 2022
Borrowings [abstract]
Borrowings	Borrowings
Revolving facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based credit facility consisting of a revolving credit facility in the amount of $467.5m, with an increase in commitments to $517.5m during the peak season (June 1 - November 30). The revolving facility matures on June 3, 2024. Amounts owing under the revolving facility may be borrowed, repaid and re-borrowed for general corporate purposes. The Company has pledged substantially all of its assets as collateral for the revolving facility. The revolving facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds.
The revolving facility has multiple interest rate charge options that are based on the Canadian prime rate, Banker's Acceptance rate, the lenders' Alternate Base Rate, European Base Rate, LIBOR rate, or EURIBOR rate plus an applicable margin, with interest payable the earlier of quarterly or at the end of the then current interest period (whichever is earlier).
As at April 3, 2022, the Company had repaid all principal amounts owing on the revolving facility (March 28, 2021 - $nil). As at April 3, 2022, interest and administrative fees for $0.5m remain outstanding. Deferred financing charges in the amounts of $0.9m (March 28, 2021 - $1.7m), were included in other long-term liabilities. As at and during the year ended April 3, 2022, the Company was in compliance with all covenants.
The Company had unused borrowing capacity available under the revolving facility of $191.8m as at April 3, 2022 (March 28, 2021 - $181.2m).
The Company had a first-in, last-out facility included in the revolving facility in the amount of $50.0m which matured on May 25, 2021. No amounts were outstanding at the time of maturity and the first-in, last-out facility has not been renewed. As the facility was not renewed, at the time of maturity the deferred financing costs of $0.4m were written off to the statement of income.
The revolving credit commitment also includes a letter of credit commitment in the amount of $25.0m, with a $5.0m sub-commitment for letters of credit issued in a currency other than Canadian dollars, U.S. dollars, euros or British pounds sterling, and a swingline commitment for $25.0m. As at April 3, 2022, the Company had letters of credit outstanding under the revolving facility of $4.6m (March 28, 2021 - $5.0m).
Term loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis alongside the revolving facility. As a result of the Refinancing Amendment which took place on October 7, 2020, the aggregate principal amount owing increased to US$300.0m from US$113.8m.
On April 9, 2021, the Company entered into an agreement with its lenders to reprice its term loan, referred to as the Repricing Amendment and Fifth Amendment to Credit Agreement ("Repricing Amendment"). The Repricing Amendment decreases the interest to a rate of LIBOR plus an applicable margin of 3.50% from LIBOR plus an applicable margin of 4.25%, payable quarterly in arrears. The Company elected to account for the Repricing Amendment as a debt extinguishment and re-borrowing of the loan amount. As a result, the acceleration of unamortized costs of $9.5m was included in net interest, finance and other costs in the statement of income. In connection with the Repricing Amendment, the Company incurred transaction costs of $0.9m which are being amortized using the effective interest rate method over the new term to maturity.
As a result of the Repricing Amendment, there were no changes to the following terms from the existing term loan: a) the aggregate principal amount of US$300.0m; b) the maturity date of October 7, 2027; c) LIBOR may not be less than 0.75%, and d) US$0.75m on the principal amount is repayable quarterly. The Repricing Amendment had no impact on the existing derivative contracts entered into on October 30, 2020.
Voluntary prepayments of amounts owing under the term loan may be made at any time without premium or penalty but once repaid may not be reborrowed. The Company began quarterly repayments of US$0.75m on the principal amount during the first quarter ended June 27, 2021. As at April 3, 2022, the Company had US$296.3m (March 28, 2021 - US$300.0m) aggregate principal amount outstanding under the term loan. The Company has pledged substantially all of its assets as collateral for the term loan. The term loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As at and during the year ended April 3, 2022, the Company was in compliance with all covenants.
As the term loan is denominated in U.S. dollars, the Company remeasures the outstanding balance plus accrued interest at each balance sheet date.
The amount outstanding with respect to the term loan is as follows:

	April 3, 2022	March 28, 2021
	$	$
Term loan	370.8	377.3
Unamortized portion of deferred transaction costs	(0.8)	(5.8)
Original issue discount	—	(3.7)
	370.0	367.8
Mainland China Facilities
A subsidiary of the Company in Mainland China has two uncommitted loan facilities in the aggregate amount of RMB 310.0m ("Mainland China Facilities"). The term of each draw on the loans is one, three or six months or such other period as agreed upon and shall not exceed twelve months (including any extension or rollover). The interest rate on each facility is equal to loan prime rate of 1 year, plus 0.15% per annum, and payable at one, three or six months, depending on the term of each draw. Proceeds drawn on the Mainland China Facilities are being used to support working capital requirements and build up of inventory for peak season sales. As at April 3, 2022, the Company had no amounts owing on the Mainland China Facilities (March 28, 2021 - $nil).
Short-term borrowings
As at April 3, 2022, the Company has short-term borrowings in the amount of $3.8m. Short-term borrowings are the quarterly principal repayments on the term loan of $3.8m (March 28, 2021 - $nil). Short-term borrowings are all due within the next 12 months.
Net interest, finance and other costs consist of the following:

	Year ended
	April 3, 2022	March 28, 2021	March 29, 2020
	$	$	$
Interest expense
Mainland China Facilities	0.4	0.2	0.2
Revolving facility	1.8	3.1	3.7
Term loan	17.4	14.4	8.7
Lease liabilities	9.1	9.5	8.4
Standby fees	0.9	1.4	0.8
Acceleration of unamortized costs on debt extinguishment	9.5	1.1	7.0
Interest income	(0.4)	(0.7)	(0.4)
Other costs	0.3	1.9	—
Net interest, finance and other costs	39.0	30.9	28.4